Exhibit 10.2
EXECUTION VERSION

This SEVENTH AMENDMENT TO THE REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”), dated as of April 12, 2024 (the “Amendment Date”), is entered into by and among ARCC FB FUNDING LLC, a Delaware limited liability company, as the borrower (the “Borrower”), the LENDERS party to the Revolving Credit Agreement, BNP PARIBAS, as the administrative agent (the “Administrative Agent”), ARES CAPITAL CORPORATION, a Maryland corporation, as the equityholder (in such capacity, the “Equityholder”), ARES CAPITAL CORPORATION, a Maryland corporation, as the servicer (in such capacity, the “Servicer”), and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as successor in interest to U.S. Bank National Association, as collateral agent (the “Collateral Agent”).

WHEREAS, the Borrower, the lenders from time to time party thereto, the Administrative Agent, the Equityholder, the Servicer and the Collateral Agent are party to the Revolving Credit and Security Agreement, dated as of June 11, 2020 (as amended from time to time prior to the date hereof, the “Revolving Credit Agreement”);

WHEREAS, the Relevant Recipients (as defined in Appendix A hereto) have received from the Borrower the transaction summary as set out in Schedule 10 in Appendix A hereto in accordance with Article 7(1)(c) of the Securitisation Regulation; and

WHEREAS, the parties hereto desire to amend the Revolving Credit Agreement, in accordance with Section 13.01(b) of the Revolving Credit Agreement subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Revolving Credit Agreement.

ARTICLE II

Amendments to Revolving Credit Agreement

SECTION 2.1. As of the Amendment Date, the Revolving Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages attached as Appendix A hereto.

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ARTICLE III

Representations and Warranties

SECTION 3.1. The Borrower and the Equityholder hereby represent and warrant to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Default, Event of Default, Potential Servicer Removal Event or Servicer Removal Event has occurred and is continuing or shall occur on the Amendment Date after giving effect to this Amendment and the transaction contemplated hereby and (ii) the representations and warranties of the Borrower, the Servicer and the Equityholder contained in Sections 4.01, 4.02 and 4.03 of the Revolving Credit Agreement are true and correct in all material respects on and as of the Amendment Date (other than any representation and warranty that is made as of a specific date); provided that, to the extent that any such representation and warranty is otherwise qualified by materiality or Material Adverse Effect, such representation and warranty shall be true and correct in all respects.

ARTICLE IV

Conditions Precedent

SECTION 4.1. This Amendment will be effective upon the satisfaction of each of the following conditions:

(a) the execution and delivery of this Amendment by the Borrower, the Lenders, the Administrative Agent, the Equityholder and the Servicer;

(b) all fees due and owing to the Administrative Agent and each Lender on or prior to the Amendment Date have been paid; and

(c) all fees of counsel to the Administrative Agent invoiced prior to the Amendment Date have been paid.

ARTICLE V

Miscellaneous

SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER FACILITY DOCUMENT (EXCEPT, AS TO ANY OTHER FACILITY DOCUMENT, AS EXPRESSLY SET FORTH THEREIN) AND THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

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SECTION 5.2. Severability Clause. In case any provision in this Amendment is deemed to be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3. Ratification. Except as expressly amended hereby, the Revolving Credit Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof will remain in full force and effect. All obligations under the Revolving Credit Agreement (as such obligations may be modified by this Amendment on the Amendment Date) shall continue to be valid, enforceable, and in full force and effect and shall not be impaired, in any respect, by the effectiveness of this Amendment. This Amendment shall form a part of the Revolving Credit Agreement for all purposes and reference to this specific Amendment need not be made in the Revolving Credit Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Revolving Credit Agreement, any reference in any of such items to the Revolving Credit Agreement being sufficient to refer to the Revolving Credit Agreement as amended hereby. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a “Facility Document” and each reference in the Revolving Credit Agreement to “herein”, “hereunder” or words of like import referring to the Revolving Credit Agreement and each reference in any other Facility Document to “Revolving Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the “Revolving Credit Agreement” shall mean and be a reference to the Revolving Credit Agreement as amended hereby. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of or operate as a waiver of any right, power or remedy under the Revolving Credit Agreement or any of the other Facility Documents. This Amendment shall not constitute a novation of the obligations and liabilities of the parties under the Revolving Credit Agreement or the other Facility Documents as in effect on or prior to the Amendment Date.

SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission (including electronic signature pursuant to and in accordance with the Revolving Credit Agreement) is effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of such party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature; or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable; provided that no electronic signatures may be affixed through the use of a third-party service provider. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings.

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SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and are not deemed to alter or affect the meaning or interpretation of any provisions hereof.

SECTION 5.6. Direction to Execute. The Administrative Agent hereby authorizes and directs the Collateral Agent to execute this Amendment.

[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

BORROWER:

ARCC FB FUNDING LLC

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

Seventh Amendment to Revolving Credit and Security Agreement

EQUITYHOLDER:

ARES CAPITAL CORPORATION,
as Equityholder

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

Seventh Amendment to Revolving Credit and Security Agreement

SERVICER:

ARES CAPITAL CORPORATION,
as Servicer

By:	/s/ Ian Fitzgerald
Name:	Ian Fitzgerald
Title:	Authorized Signatory

Seventh Amendment to Revolving Credit and Security Agreement

ADMINISTRATIVE AGENT:

BNP PARIBAS,
as Administrative Agent

By:	/s/ Meredith Middleton
Name:	Meredith Middleton
Title:	Managing Director

By:	/s/ Sohaib Naim
Name:	Sohaib Naim
Title:	Director

Seventh Amendment to Revolving Credit and Security Agreement

LENDER:

BNP PARIBAS,
as Lender

By:	/s/ Meredith Middleton
Name:	Meredith Middleton
Title:	Managing Director

By:	/s/ Sohaib Naim
Name:	Sohaib Naim
Title:	Director

Seventh Amendment to Revolving Credit and Security Agreement

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ John Doherty
Name:	John Doherty
Title:	Vice President

Seventh Amendment to Revolving Credit and Security Agreement

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Roy Kuruvilla
Name:	Roy Kuruvilla
Title:	Managing Director, Leveraged & Acquisition Finance

Seventh Amendment to Revolving Credit and Security Agreement

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as Collateral Agent

By:	/s/ Ralph J. Creasia, Jr.
Name:	Ralph J. Creasia, Jr.
Title:	Senior Vice President

Seventh Amendment to Revolving Credit and Security Agreement

APPENDIX A

[Revolving Credit Agreement]

EXECUTION VERSION
Conformed through ~~Sixth~~Seventh Amendment, dated ~~December 14~~April 12, ~~2023~~2024

REVOLVING CREDIT AND SECURITY AGREEMENT

among

ARCC FB FUNDING LLC,
as Borrower,

THE LENDERS FROM TIME TO TIME PARTIES HERETO,

BNP PARIBAS,
as Administrative Agent,

ARES CAPITAL CORPORATION,
as Equityholder,

ARES CAPITAL CORPORATION,
as Servicer, and
U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION,
as Collateral Agent

Dated as of June 11, 2020

THIS AGREEMENT PROVIDES FOR AN UNCOMMITTED FACILITY. ALL ADVANCES ARE DISCRETIONARY ON THE PART OF THE LENDERS IN THEIR SOLE AND ABSOLUTE DISCRETION.

USActive ~~60110729.7~~60378756.3

any particular provision hereof to any such Affected Person is otherwise expressly excluded herein).

“Affiliate” means, in respect of a referenced Person at any time, another Person Controlling, Controlled by or under common Control with such referenced Person but which shall not, with respect to the Borrower, include the Obligors under any Collateral Loan; provided that (a) an Obligor will not be considered an “Affiliate” of any other Obligor solely due to the fact that each such Obligor is under the control of the same financial sponsor and (b) Obligors in respect of Collateral Loans shall be deemed not to be “Affiliates” if they have distinct corporate family ratings and/or distinct issuer credit ratings; provided that, for the purposes of Section 5.03(h), Section 10.01(a) and Section 10.03 of this Agreement, the term “Affiliate” shall not include any Excluded Affiliate.

“Agent” or “Agents” means the Administrative Agent and the Collateral Agent, collectively or individually, as the context requires.

“Aggregate Adjusted Collateral Balance” means, as of any date of determination, an amount equal to the sum of the Dollar Equivalent of the Adjusted Principal Balances of all Collateral Loans in the Collateral (including each potential Collateral Loan that the Borrower has entered into a binding commitment to purchase that has not yet settled) on such date, after giving effect to all Collateral Loans added to and removed from the Collateral on such date.

“Aggregate Net Collateral Balance” means, as of any date of determination, the Aggregate Adjusted Collateral Balance minus the Excess Concentration Amount, in each case, as of such date of determination.

“Aggregate Principal Balance” means, when used with respect to all or a portion of the Collateral Loans, the sum of the Principal Balances of all or of such portion of such Collateral Loans.

“Agreement” means this Revolving Credit and Security Agreement.

“Applicable Law” means, for any Person, any Law of any Governmental Authority, including all federal and state banking or securities laws, to which the Person in question is subject or by which it or any of its assets or properties are bound.

“Applicable Margin” ~~has the meaning assigned to such term in the Lender Fee Letter~~means, as of any date of determination, a rate equal to (i) during the Reinvestment Period, 2.50% per annum and (ii) following the Reinvestment Period, 3.00% per annum.

“Appraisal” means an appraisal or valuation of a Collateral Loan that is conducted by an Approved Valuation Firm, which may be in the form of an update or reaffirmation by an Approved Valuation Firm of an appraisal or valuation previously performed by such Approved Valuation Firm or another Approved Valuation Firm.

“Approval Request” has the meaning specified in Section 2.02(a)(i) hereof.

“Approved List” has the meaning specified in Section 2.02(a)(ii) hereof.